EXHIBIT 32.2

I, David Kirske, Vice President and Chief Financial Officer of Helix BioMedix, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2005

                                                    /s/ David H. Kirske
                                                    ---------------------------
                                                    David H. Kirske
                                                    Vice President and Chief
                                                    Financial Officer

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